Exhibit 10.9

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) customarily and actually treated by the registrant as private or confidential.

AMENDMENT

THIS AMENDMENT to the LICENSE AGREEMENT by and between ALCON RESEARCH, LTD. and OCULIS SA, dated 19 December 2018

BETWEEN:

(1)	ALCON RESEARCH, LTD., a company organised and approved under the laws of Delaware, having a principal place of business at 6201 South Freeway, Fort Worth, Texas 76134 (“ARL”); and

(2)

OCULIS SA, a company organized under the laws of Switzerland and located at EPFL Innovation Park, c/o Building C, 1015 Lausanne, Switzerland (“Oculis”) is made effective the 11th day of September, 2020 (“Amendment Effective Date”).

BACKGROUND:

(A)	All capitalized words and phrases shall have the same meaning as ascribed to them in the License Agreement (as defined herein), unless otherwise set out herein.

(B)

Oculis and ARL executed a License Agreement effective as of December 19, 2018 (as amended hereby, the “License Agreement”), pursuant to which Oculis obtained from ARL, certain licenses under the Licensed IP and Manufacturing Platform Technology in the Field with which Oculis desires to research, develop, market, sell, offer for sale, distribute, manufacture and have manufactured Licensed Products in the Field.

(C)	[***].

(D)	[***].

(E)	[***].

(F)	[***].

(G)

Prior to entering the License Agreement, Novartis AG announced that they intended to separate their Alcon division from the Novartis group by way of spin-off. The parties acknowledged that the License Agreement, together with certain others entered into by ARL, were intended to be assigned to one or more Affiliates of Novartis Pharma AG in preparation for, or following, the separation of the Alcon division from the Novartis group.

(H)	The parties desire to amend the License Agreement to acknowledge Novartis AG as a party to the License Agreement.

IT IS NOW AGREED AS FOLLOWS:

1.	Transfer of Obligations

1.1

Novartis AG agrees and acknowledges that, pursuant to the separation of the Alcon division from the Novartis group, all of ARL’s rights and obligations under the License Agreement were transferred to [***]. [***] became Novartis Technology LLC. Novartis Technology is an indirect subsidiary of Novartis AG.

1.2

The Parties further acknowledge the following: the Licensed IP was owned by ARL and Novartis AG at the time the License Agreement was executed. Novartis AG, as a party to the License Agreement pursuant to this Amendment, acknowledges the right of ARL to license the Licensed Patents to Oculis in the License Agreement, as of the Effective Date of the License Agreement.

1.3	Novartis AG agrees to comply with all applicable obligations of ARL under the License Agreement.

2.	Alcon Inventions. The parties agree to amend the definition of “Alcon Inventions” under the License Agreement such that the amended definition shall read as follows:

“Alcon Inventions” means Patents and Know-How discovered, developed, invented, conceived or reduced to practice by or on behalf of Alcon or its Affiliates or Novartis AG’s Affiliates after the Execution Date.”

3.	EFFECT

3.1

This Amendment and the License Agreement contain the entire agreement and understanding of the Parties relating to the subject matter. Each reference in the License Agreement between ARL and Oculis to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the License Agreement between Novartis AG and Oculis as amended or supplemented by this Amendment.

3.2

Except as specifically modified or amended by this Amendment, the License Agreement between ARL and Oculis shall remain in full force and effect and; as modified or amended, is hereby ratified, confirmed and approved.

4.	REPRESENTATIONS AND WARRANTIES

As of the Amendment Effective Date each Party hereby represents and warrants to the other Party that it (i) has the power and authority and the legal right to enter into this Amendment and to perform its obligations hereunder, and (ii) has taken all necessary action on its part to authorise the execution and delivery of this Amendment and the performance of its obligations hereunder. This Amendment has been duly executed and delivered on behalf of such party and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

5.	EXPENSES

Each Party shall pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein.

6.	EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which shall be considered an original instrument, but all of which together shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by and delivered to each of the Parties, it being understood that all Parties need not sign the same counterpart. A signed signature page faxed or emailed by one Party to another Party shall be deemed to constitute an original.

TIDS SPACE LEFT BLANK INTENTIONALLY

IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorised representatives:

Novartis AG

By:	Wibke Wichert
Name:	Wibke Wichert
Title:	Authorized Signatory
Date:	Sep 11, 2020

Novartis AG

By:	/s/ Agnieszka Sadlej-Dolega
Name:	Agnieszka Sadlej-Dolega
Title:	Authorized Signatory
Date:	Sep 11, 2020

Oculis SA

By:	/s/ Riad Sherif
Name:	Riad Sherif
Title:	CEO
Date:	Sep 11, 2020

Oculis SA

By:	/s/ Pall Ragnar Johannesson
Name:	Pall Ragnar Johannesson
Title:	Chief Strategy Officer
Date:	Sep 11, 2020